REVENUES	6 Months Ended
Jun. 30, 2019
Revenue from Contract with Customer [Abstract]
REVENUES
NOTE 5:-	REVENUES

In accordance with ASC 606 "Revenue From Contracts With Customers", unbilled accounts receivable were reclassified as contract assets and advance payments and billings in excess of revenue were reclassified as contract liabilities as of June 30, 2019 and December 31, 2018, none of which resulted in a change to total current assets or total current liabilities.

The following table presents the significant changes in the advances from customers balance during the six months ended June 30, 2019:

Six months ended June 30, 2019
Unaudited
Balance, beginning of the period	$727
New performance obligations	224
Reclassification to revenue as a result of satisfying performance obligation	(84)
Balance, end of the period	$867

The following table summarizes our contract assets and liabilities balances:

2019
Unaudited

Contract assets at January 1, 2019	$899
Contract assets at June 30, 2019	$1,396

Change in contract assets - increase	$497

Contract liabilities at January 1, 2019	$366
Contract liabilities at June 30, 2019	$554

Change in contract liabilities - increase	$188

Net change	$309

For the six months ended June 30, 2019, 59% of the amount that was previously included in the beginning balance of contract liabilities was recognized.

The Company’s unsatisfied performance obligations as of June 30, 2019 and the estimated revenue expected to be recognized in the future related to long-term fixed price contracts amounts to $1,042. The Company expect to recognize approximately 80% of this amount as revenues during the next 12 months and the rest thereafter.

For information regarding disaggregated revenues, please refer to Note 13.